                                                                   EXHIBIT 23(A)

                         ARTHUR ANDERSEN LLP LETTERHEAD

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 6, 1998 included (or incorporated by reference) in Georgia-Pacific Corporation's Annual Report on Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Registration Statement.

                                          /s/  ARTHUR ANDERSEN LLP

Atlanta, Georgia
August 17, 1998